UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2026

WEBSTAR TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-56268	37-1780261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Peachtree Street NE, Suite 200
Atlanta, Georgia 30309

(Address of principal executive offices) (Zip Code)

(404) 994-7819

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Webstar Technology Group, Inc. (the “Company”) is filing this Amendment No. 2 to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on April 17, 2026 (the “Original Filing”), as previously amended by Amendment No. 1 filed on June 19, 2026 (“Amendment No. 1”), to further amend and clarify the disclosures contained in Item 4.01 regarding the resignation of the Company’s former independent registered public accounting firm, Pipara & Co. LLP (“Pipara”).

This Amendment No. 2 is being filed in response to comments received from the Staff of the Securities and Exchange Commission and is intended to clarify the sequence of events surrounding Pipara’s resignation, including the manner in which Pipara communicated its resignation to the Company.

Specifically, this Amendment No. 2 clarifies that Pipara communicated its resignation verbally during a telephone conference on April 15, 2026 and subsequently expressly confirmed its resignation in written correspondence received by the Company on April 19, 2026, with the resignation effective April 15, 2026.

Except as specifically amended and supplemented hereby, all other disclosures contained in the Original Filing and Amendment No. 1 remain unchanged.

ITEM 4.01 — CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous Independent Registered Public Accounting Firm

Pipara & Co. LLP (“Pipara”) served as the Company’s independent registered public accounting firm.

Pipara was engaged to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2025. The audit engagement was not completed, and Pipara did not issue an audit report on the Company’s financial statements for the fiscal year ended December 31, 2025.

Pipara’s report on the Company’s financial statements for the fiscal year ended December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as previously disclosed in the Company’s filings with the Securities and Exchange Commission. Investors are referred to the Company’s previously filed Annual Report and related auditor report for a complete description of such opinion.

During the course of the 2025 audit engagement, there were discussions regarding certain accounting matters, financial statement presentation matters, supporting documentation and audit procedures. While certain matters remained unresolved at the time the engagement ended, the Company believes such discussions were part of the ordinary course of the audit process.

Pipara’s Resignation

On April 15, 2026, representatives of the Company participated in a telephone conference with Mr. Naman Pipara of Pipara & Co. LLP. Participants on behalf of the Company included Ricardo H. Haynes, the Company’s Chief Executive Officer, Donald Keer, the Company’s Corporate Secretary, and Jerry DeCiccio of Tana Advisors.

During that telephone conference, Mr. Pipara advised the participants that Pipara would not issue an audit opinion on the Company’s consolidated financial statements for the fiscal year ended December 31, 2025 and communicated that Pipara was resigning as the Company’s independent registered public accounting firm.

On April 16, 2026, prior to filing the Original Filing, management provided Pipara with a draft copy of the proposed disclosure regarding the auditor transition and requested Pipara’s review and comment.

On April 19, 2026, the Company received written correspondence from Pipara expressly confirming its resignation as the Company’s independent registered public accounting firm, effective April 15, 2026.

In its April 19, 2026 correspondence, Pipara stated that during the course of its engagement for the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2025, it had performed audit procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Pipara further stated that the audit was not completed and that it did not obtain sufficient appropriate audit evidence necessary to form an opinion on the Company’s financial statements within the required filing timeline. Pipara therefore stated that it had not issued, and would not issue, an audit report on such financial statements.

Pipara stated that its resignation was in connection with the non-completion of the audit within the required timeframe.

Accordingly, Pipara resigned as the Company’s independent registered public accounting firm. The Company did not dismiss Pipara.

The Company believes its prior disclosures may have unintentionally created ambiguity regarding the sequence of events surrounding the termination of Pipara’s engagement. This Amendment No. 2 is intended to clarify that Pipara first communicated its resignation verbally during the April 15, 2026 telephone conference and subsequently expressly confirmed its resignation in writing on April 19, 2026, effective April 15, 2026.

The Company has authorized Pipara to respond fully to inquiries from the successor auditor and has requested Pipara’s cooperation regarding predecessor-successor auditor communications.

During the course of the 2025 audit engagement, the Company and Pipara discussed various accounting, financial reporting, documentation and audit matters. The Company is not aware that Pipara identified any matter as a disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K.

Former Accountant Letter

In its April 19, 2026 written resignation correspondence, Pipara requested that the Company provide Pipara with a copy of any disclosures the Company intended to make regarding Pipara’s resignation, including any filings with the Securities and Exchange Commission, prior to submission so that Pipara could review and comment, if necessary.

Consistent with that request, the Company provided Pipara with a copy of its disclosures concerning the change in certifying accountant and requested that Pipara furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company and, if not, identifying the respects in which it does not agree, as contemplated by Item 304(a)(3) of Regulation S-K.

Although Pipara provided the Company with its written notice of resignation on April 19, 2026, the Company has not received from Pipara the separate letter requested by the Company pursuant to Item 304(a)(3) of Regulation S-K.

As of the date of this Amendment No. 2, the requested letter remains outstanding.

Upon receipt of the requested letter from Pipara, the Company intends to promptly file the letter in accordance with the applicable requirements of Item 304 of Regulation S-K.

(b) New Independent Registered Public Accounting Firm

Effective April 15, 2026, the Company engaged Victor Mokuolu, CPA PLLC (“VMCPA”) as its independent registered public accounting firm to complete the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2025 and to review the Company’s interim financial statements.

The Company does not maintain a separate audit committee.

The engagement of VMCPA was authorized by management pursuant to executive authority previously delegated by the Board of Directors. No separate vote of the Board of Directors was taken with respect to the engagement of VMCPA.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the engagement of VMCPA, neither the Company nor anyone acting on its behalf consulted with VMCPA regarding:

(i)	the application of accounting principles to a specified transaction, either completed or proposed;

(ii)	the type of audit opinion that might be rendered on the Company’s financial statements; or

(iii)	any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company expects to file an amended Annual Report on Form 10-K/A containing audited financial statements and the required audit report upon completion of the audit procedures currently being performed by VMCPA.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Exhibit 16.1 is included with this Amendment No. 2 because, as of the date of this filing, the Company has not received from Pipara & Co. LLP the separate letter requested pursuant to Item 304(a)(3) of Regulation S-K stating whether Pipara agrees with the statements made by the Company concerning the change in certifying accountant and, if not, identifying the respects in which it does not agree.

The Company intends to promptly file such letter upon receipt in accordance with applicable SEC requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTAR TECHNOLOGY GROUP, INC.

Dated: 08/24/2026	By:	/s/ Ricardo H. Haynes
Ricardo H. Haynes
President & Chief Executive Officer